VELOUR

Intravenous (IV) Aflibercept Versus Placebo in Combination With Irinotecan/5-FU (FOLFIRI) For Second-line Treatment of Metastatic Colorectal Cancer (mCRC): Results Of A Multinational Phase III Trial (EFC10262-VELOUR).

Eric Van Cutsem*, J. Tabernero,
R. Lakomy, J. Prausova, P. Ruff, G. Van Hazel, V. Moiseyenko, D. Ferry,
J. Mckendrick, A. Tellier, R. Castan, C. Allegra, on the behalf of the
VELOUR investigators

*University Hospital Gasthuisberg / Leuven / Belgium

Aflibercept





- Soluble fusion protein
- Consists of portion of extracellular domains of human VEGF receptors 1 and 2 fused to human IgG1 Fc portion
- Binds all VEGF-A isoforms, VEGF-B and PlGF
- High affinity: binds VEGF-A and PlGF more tightly than native receptors
- Half-life in humans ~17 days

Background and Study Rationale

- In the preclinical setting, aflibercept exhibited improved activity when combined with irinotecan and with 5-FU

- Objective tumor responses were observed in patients with mCRC who received aflibercept in combination with irinotecan and 5-FU/FA in the phase I TCD 6118 study

Background:
Benefit of Angiogenesis Inhibitors in mCRC

1st Line	2nd Line
IFL +/- bevacizumab ORR, PFS, OS (1)	?
FOLFOX/XELOX +/- bevacizumab PFS (3)	FOLFOX +/- bevacizumab ORR, PFS, OS (2)

(1) Hurwitz H et al. N Engl J Med 2004 (350) 2335-2342
(2) Giantonio BJ et al. ECOG E3200. J Clin Oncol 2007(25) 1539-1544
(3) Saltz LB et al. J Clin Oncol 2008 (26) 2013-2019

Study Design


Metastatic Colorectal Cancer
Stratification factors:
- ECOG PS (0 vs 1 vs 2)
- Prior bevacizumab (Y/N)
RANDOMIZE
600
1:1
600
Aflibercept 4 mg/kg IV, day 1
+ FOLFIRI
q2 weeks
Disease Progression
Death
Placebo IV, day 1
+ FOLFIRI
q2 weeks

DMC review every 6 months

Primary Endpoint: Overall Survival

- Demonstrate a HR of 0.8 with 90% power and a 2-sided type I error of 0.05
- Analysis with log-rank comparison and Kaplan Meier method, stratified by
  - ECOG PS 0 *vs* 1 *vs* 2
  - Prior treatment with bevacizumab Yes *vs* No
- Final analysis of OS~863 death events using a 2-sided nominal significance level of 0.0466 (α spending function)
- Interim analysis: OS interim analysis at 65% of death events (n= 561)

Secondary Endpoints

- Progression free survival and response rate:
  - RECIST 1.0 criteria, independent third party review
  - Imaging every 6 weeks
  - Analysis using a 2-sided nominal significance level of 0.0001
- Safety (NCI CTC v.3.0)
- PK and immunogenicity

Patient Population

- Histologically proven metastatic colorectal cancer
- One prior treatment with an oxaliplatin based regimen
- No prior irinotecan
- Prior bevacizumab permitted
- Age $\geq$ 18 years old
- ECOG PS: 0, 1, 2
- Adequate organ functions
- Measurable or non-measurable disease
- Written informed consent

Patient Disposition - Analysis Populations

N (%)	Placebo/ FOLFIRI	Aflibercept/ FOLFIRI
ITT population	614 (100)	612 (100)
Randomized not treated	5 (0.8)	5 (0.8)
Evaluable population*	530 (86.3)	531 (86.8)
Safety population	605	611

* Response rate analysis excluded patients with only non target lesion as well as those patients who did not consent to third-party review

Main Demographic Characteristics

ITT Population		Placebo N = 614	Aflibercept N = 612
Age, yrs			
Median (Range)		61.0 (19:86)	61.0 (21:82)
Age >65		38.8	33.5
Gender, %			
Male		57.5	59.6
ECOG PS*, %	0	57.0	57.0
	1	40.7	40.8
	2	2.3	2.1

*as reported per IVRS

Prior Chemotherapy

ITT Population %	Placebo N = 614	Aflibercept N = 612
Chemotherapy	100	100
Adjuvant only (relapse <6 mos end adjuvant)	10.4	9.8
Adjuvant + metastatic	17.6	16.7
Metastatic only	72.0	73.5
Last Chemotherapy Prior to Randomization		
Oxaliplatin based	99.8	99.8
Oxaliplatin single agent	0.7	0.3
Oxaliplatin + fluoropyrimidine only	64.5	66.8
Oxaliplatin + fluoropyrimidine + biologic	34.9	32.7
Prior Bevacizumab	28.8	27.6

* Patients who became metastatic within 6 months of completion of adjuvant were eligible

Main Disease Characteristics

ITT Population %	Placebo N = 614	Aflibercept N = 612
Primary site		
Colon	49.2	47.2
Rectosigmoid	22.1	20.1
Rectum	28.3	32.2
Other	0.3	0.5
> 1 metastatic sites	54.9	57.8
Main metastatic organs involved		
Liver (overall)	70.2	75.0
Liver only	23.8	25.0
Lung	45.1	44.3
Peritoneum	14.3	11.1

Other Baseline Characteristics

ITT Population %	Placebo N = 614		Aflibercept N = 612	
	All grades	Grade 3-4	All grades	Grade 3-4
Anemia	47.6	0	44.2	0
Elevated alkaline phosphatase	54.0	0.8	52.5	1.0
Hypoalbuminemia	15.6	0.2	15.0	0
	> ULN		> ULN	
Elevated LDH	55.2		53.6	

Discontinuation of Study Treatment

ITT Population %	Placebo N = 614	Aflibercept N = 612
Discontinued study treatment	97.4	96.9
Disease progression	71.2	49.8
Adverse event	12.1	26.6
Patient request	7.0	12.6
Investigator decision	3.4	3.3
Metastatic surgery	1.6	2.0
Other causes*	2.1	2.6
Study treatment ongoing	1.8	2.3

*Other causes include consent withdrawal, lost to FUp, poor compliance and other not classified reasons

Treatment Exposure

Safety Population	Placebo N = 605	Aflibercept N = 611
Total number of cycles	6127	6362
Median (range)	8.0 (1 : 67)	9.0 (1: 50)
Aflibercept or placebo infusions		
Total number	6035	5632
Median (range)	8 (1 : 67)	7 (1 : 35)
Relative dose intensity (%)	92	83
Patients with at least 1 dose modification (%) *	4.8	16.7
Patients with at least 1 dose modification (%) *		
Irinotecan	22.6	37.2
5-FU	21.7	39.1

* dose reduction or dosing omission

Overall Survival - ITT Population



Symbol=Censor
Placebo/FOLFIRI Median = 12.06 months
Aflibercept/FOLFIRI Median = 13.50 months
Stratified HR=0.817 [95.34%CI, 0.713-0.937]
Log-rank p = 0.0032
Kaplan-Meier Estimate
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0 3 6 9 12 15 18 21 24 27 30 33 36 39
Time (Months)

Number at Risk											
Placebo	614	573	485	401	286	193	131	87	51	31	14
AFLI	612	566	498	416	311	216	148	104	75	49	33

Cut-off date = February 7, 2011; Median follow-up = 22.28 months

Overall Survival
by Stratification Factors – ITT Population

STRATA (AS PER IVRS)	N=	HR [95.34% CI]
All patients	1226	0.817 (0.713 to 0.937)
ECOG PS=0	699	0.768 (0.635 to 0.928)
ECOG PS=1	500	0.869 (0.71 to 1.063)
ECOG PS=2	27	0.978 (0.43 to 2.221)
No prior bevacizumab	853	0.788 (0.669 to 0.927)
Prior bevacizumab	373	0.862 (0.673 to 1.104)


FAVORS AFLIBERCEPT
FAVORS PLACEBO
0
1
2
3
Hazard Ratio

ECOG: Eastern Cooperative Oncology Group
IVRS: Interactive Voice Response System

Progression Free Survival – ITT Population

Independent Review Committee



Symbol=Censor
Placebo/FOLFIRI
Median = 4.67 months
Aflibercept/FOLFIRI
Median = 6.90 months
Stratified HR=0.758 [99.99%CI = 0.578-0.995]
Log-rank p = 0.00007
Kaplan-Meier Estimate
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0
3
6
9
12
15
18
21
24
27
30
Time (Months)

Number at Risk

Placebo	614	355	171	94	46	24	9
AFLI	612	420	247	99	43	17	7

Cut-off date = May 6, 2011

Response Rate,
Independent Review Committee

Evaluable population*, %	Placebo N = 530	Aflibercept N = 531
Best Overall Response		
Complete response	0.4	0
Partial response	10.8	19.8
Stable disease	64.9	65.9
Progressive disease	21.5	10.4
Not evaluable	2.5	4.0
Overall Response Rate		
(CR or PR)	11.1	19.8
95% CI	8.5 to 13.8	16.4 to 23.2
	p= 0.0001**	

*Evaluable population: patients with measurable target lesions that have agreed for third party review

** Stratified, Cochran Mantel test

Safety – Most frequent AEs, with ≥ 5% difference in incidence between treatment arms, excluding anti-VEGF class events

Safety Population, % of patients	Placebo, N = 605		Aflibercept N = 611	
PT, SOC, HLT*	All Grades	Grade 3-4	All Grades	Grade 3-4
Diarrhea	56.5	7.8	69.2	19.3
Neutropenia**	56.3	29.5	67.8	36.7
Complicated neutropenia		2.8		5.7
Asthenic conditions (HLT)	50.2	10.6	60.4	16.9
Stomatitis & ulceration (HLT)	34.9	5.0	54.8	13.7
Thrombocytopenia**	33.8	1.7	47.4	3.3
Infections (SOC)	32.7	6.9	46.2	12.3
Decrease appetite	23.8	1.8	31.9	3.4
Weight decreased	14.4	0.8	31.9	2.6
Palmar plantar erythrodysaesthesia	4.3	0.5	11.0	2.8
Skin hyperpigmentation	2.8	0	8.2	0
Dehydration	3.0	1.3	9.0	4.3

* PT:Preferred Term, SOC: system organ class, HLT: High Level Term, grouping: grouping of selected PTs

** From lab

Safety – Anti-VEGF Associated Events

Safety population, % of patients	Placebo N = 605		Aflibercept N = 611	
Grouped Term, PT	All Grade	Grade 3/4	All Grade	Grade 3/4
Proteinuria*	40.7	1.2	62.2	7.9
Hypertension	10.7	1.5	41.4	19.3
Haemorrhage	19.0	1.7	37.8	2.9
Epistaxis	7.4	0	27.7	0.2
GI origin	5.1	1.0	10.0	2.0
Dysphonia (PT)	3.3	0	25.4	0.5
Headache (PT)	8.8	0.3	22.3	1.6
Venous thromboembolic event	7.3	6.3	9.3	7.9
Pulmonary embolism	3.5	3.5	4.7	4.7
Arterial thromboembolic event	1.5	0.5	2.6	1.8
Fistula (GI origin)	0.3	0.2	1.1	0.3
Wound healing	0.8	0	0.5	0.3
GI perforation	0.5	0.3	0.5	0.5

*Systematic pre-dosing urine spot urinalysis

Deaths During Study Treatment

% – Safety Population	Placebo N = 605	Aflibercept N = 611
Number of deaths within 30d from last dose	3.1	4.9
Disease progression	2.1	2.3
Adverse events:	1.0	2.6
Infections (sepsis and neutropenic sepsis)	0.5	0.7
Death/sudden death	0.3	0.3
Pulmonary embolism	0	0.2
GI hemorrhage (duodenal ulcer)	0	0.2
GI disorders (inflammation/obstruction)	0	0.3
Respiratory disorders	0.2	0.3
Other**	0	0.7

**Other: dehydration (2pts), metabolic encephalopathy (1pt), hypovolemic shock (1pt)

Conclusions

- **Adding aflibercept to FOLFIRI in mCRC previously treated with an oxaliplatin based regimen provided benefits that are both statistically and clinically significant:**
  - Improvement in overall survival (HR=0.817 [95.34%CI, 0.713-0.937], p = 0.0032)
  - Improvement in PFS (HR=0.758 [99.99%CI, 0.578-0.995], p=0.00007)
  - Improvement in overall RR (11.1% vs 19.8%, p=0.0001)

- **The safety profile of aflibercept was acceptable and consistent with known anti-VEGF adverse effects. Adding aflibercept increases the specific CT related toxicity in the combination arm: neutropenic complications and diarrhea/stomatitis.**

Conclusions:
benefit of angiogenesis inhibitors in mCRC

1st Line	2nd Line
IFL +/- bevacizumab ORR, PFS, OS (1)	FOLFIRI +/- aflibercept OS, PFS, RR (4) VELOUR
FOLFOX/XELOX +/- bevacizumab PFS only (3)	FOLFOX +/- bevacizumab ORR, PFS, OS (2)

(1) Hurwitz H et al. N Engl J Med 2004 (350) 2335-2342
(2) Giantonio BJ et al. ECOG E3200. J Clin Oncol 2007(25) 1539-1544
(3) Saltz LB et al. J Clin Oncol 2008 (26) 2013-2019
(4) Van Cutsem E et al, ESMO/WCGIC, Ann Oncol, june 2011

Acknowledgements

Thank you to all patients, their families and all the investigators who participated:

Argentina
- Batagelj E
- Escudero M
- Costanzo M.V

Australia
- Shannon J
- Parnis F
- McKendrick J
- Marx G
- Desai J
- Ng S
- Van Hazel G

Austria
- Scheithauer w

Belgium
- Peeters M
- Van Laethem JL
- Van Cutsem E
- Humblet Y
- Delaunoit T
- d'Haens G
- Hendlisz A

Brazil
- Cubero D
- Vinholes,J
- Oliveira M
- Jobim De Azevedo S
- Prolla G
- Hoff P
- Azevedo F
- Vieira F

Chile
- Villanueva L
- Orlandi F
- Vogel C

Chile (cont'd)
- Loredo E
- Barajas O

Czeck Republic
- Lakomy R
- Kiss I
- Prausova J

Denmark
- Pfeiffer P
- Yilmaz M

Estonia
- Leppik K
- Jõgi T

France
- Metges JP
- Faroux R

Germany
- Schmoll HJ
- Meiler J
- Welslau M
- Kroning H
- Karthaus M

Greece
- Georgoulias V
- Samantas E
- Kalofonos H
- Papakostas P
- Efremidis A

Italy
- Di Bartolomeo M
- Zampino M

Italy (cont'd)
- Gozza A
- Aglietta M
- Frustaci S
- Maiello E
- Santoro A

Netherlands
- Van der Velden A
- Kok T
- Erdkamp F
- Leeksma O.C
- Ten Tije A.J

New Zealand
- Thompson P
- Jeffery M

Norway
- Guren T
- Sorbye H
- Birkemeyer E.M

Poland
- Filipczyk-Cisarz E
- Wojcik E
- Dowgier-Witczak I
- Zander I
- Slomian G
- Koralewski P

Puerto Rico
- Baez-Diaz L

Romania
- Gutulescu N
- Stanculeanu D

Romania (cont'd)
- Mihailov A
- Curca R
- Volovat C
- Iorga P

Russia
- Tjulandin S
- Biakhov M
- Moiseyenko V
- Roman L
- Gorbunova V
- Orlova R

South Africa
- Ruff P
- Slabber C FS
- Raats J
- Mall R
- Malan J
- Bouwer J
- Pirjol A

South Korea
- Kim S Y
- Park Y S
- Oh D Y
- Kim T W
- Shin S J

Spain
- Tabernero J
- Lopez G
- Gravalos C

Spain (cont'd)
- Bellmunt J
- Cantos B
- Merino S

Sweden
- Glimelius B
- Karimi M
- Flygare P

Turkey
- Buyukberber S
- Oksuzoglu B
- Abali H

Ukraine
- Vinnik Y
- Basheyev V
- Bondarenko I
- Datsenko O

United Kingdom
- Samuel L
- Valle J
- Glynne-Jones R
- Bridgewater J
- Cunningham D
- Ross P
- Propper D
- Ferry D
- Hickish T

Acknowledgements

Thank you to all patients, their families and all the investigators who participated:

United States

- Radford J
- Atkins J
- Polikoff J
- Hantel A
- Gross H
- Julian T
- Guarino M
- Fuloria J
- Kirshner J
- Wade J
- Flynn P
- Reiling R
- Salmon S
- George T
- Mitchell E
- Robin E
- Choksi J
- Resta R
- d'Andre S
- Lee F.C
- Sigal D
- Birhiray R
- Stella P
- Wallmark J

United States (cont'd)

- Gousse R
- Charu V
- Van Veldhuizen P
- Thomas A
- Cosgriff T
- Geils Jr G
- Vrindavanam N
- Armas A
- Weiner R
- Nadeem A
- Skinner W
- Lin E
- Haghighat P
- Wong L
- Pandit L
- Fehrenbacher L
- Del Prete S
- Manges R
- Daugherty J.P
- Shearer H
- Fink M
- Ghraowi M.A

NSABP, M. Guarino for US investigators coordination

Disclosure

This study (NCT00561470) was funded by sanofi. Aflibercept is being developed in oncology in a partnership between Regeneron and sanofi.